Exhibit 99.1

Willdan Group Reports

Second Quarter Results

ANAHEIM, Calif. –August 7, 2025 – Willdan Group, Inc. (“Willdan”) (Nasdaq: WLDN) today announced its financial results for the second quarter ended July 4, 2025.

Second Quarter 2025 Highlightsa

●	Contract revenue of $173.5 million, up 23.0%.
●	Net revenue[b] of $95.0 million, up 31.1%.
●	Net income of $15.4 million, up 236.0%.
●	Adjusted EBITDA[b] of $21.9 million, up 70.7%.
●	GAAP Diluted EPS of $1.03, up 212.1%.
●	Adjusted Diluted EPS[b] of $1.50, up 172.7%.

Six Months Year to Date 2025 Highlightsa

●	Contract revenue of $325.9 million, up 23.7%.
●	Net revenue[b] of $180.3 million, up 27.5%.
●	Net income of $20.1 million, up 167.0%.
●	Adjusted EBITDA[b] of $36.4 million, up 52.3%.
●	GAAP Diluted EPS of $1.36, up 151.9%.
●	Adjusted Diluted EPS[b] of $2.14, up 125.3%.

Executive Management Comments

“We delivered a strong first half of the year, with second quarter results reflecting double-digit revenue and adjusted EBITDA growth, and triple-digit earnings per share growth,” said Mike Bieber, Willdan’s President and Chief Executive Officer. “These results reflect a combination of consistent execution in our core programs, new contract wins, and successful strategic acquisitions. Electricity load growth from data centers and broader electrification trends are accelerating the need for reliable power and resilient grid infrastructure, driving investment across our markets. Following a record first half to the year and a strong outlook, we are increasing all 2025 financial targets.”

Fiscal Year 2025 Financial Targets

Willdan is raising each of its financial targets for fiscal year 2025 and now expectsc:

●	Net revenue[b] between $340 million and $350 million.
●	Adjusted EBITDA[b] between $70 million and $73 million.
●	Adjusted Diluted EPS[b] between $3.50 per share and $3.65 per share.

Assumes 15.1 million diluted shares, 15% effective tax rate benefit, and no future acquisitions.

a. As compared to the same period of fiscal year 2024.

b. See “Use of Non-GAAP Financial Measures” below.

c. These updated financial targets supersede any previously disclosed financial targets and investors should not rely on any previously disclosed financial targets, and do not include any uncompleted or future acquisitions.

Second Quarter 2025 Conference Call

Willdan will be hosting a conference call to discuss its first quarter financial results today, at 5:30 p.m. Eastern/2:30 p.m. Pacific. To access the call, listeners should dial 877-407-2988 (or 201-389-0923). The conference call will be webcast simultaneously on Willdan’s website at https://edge.media-server.com/mmc/p/5eb7tfiv/.

A replay of the conference call will be available through Willdan’s website at https://ir.willdangroup.com/events-presentations.

About Willdan Group, Inc.

Willdan is a nationwide provider of professional, technical and consulting services to utilities, government agencies, and private industry. Willdan’s service offerings span a broad set of complementary disciplines that include electric grid solutions, energy efficiency and sustainability, engineering and planning, and municipal financial consulting. For additional information, visit Willdan's website at www.willdan.com.

Use of Non-GAAP Financial Measures

“Net Revenue,” defined as contract revenue as reported in accordance with U.S. generally accepted accounting principles (“GAAP”) minus subcontractor services and other direct costs, is a non-GAAP financial measure. Net Revenue is a supplemental measure that Willdan believes enhances investors’ ability to analyze Willdan’s business trends and performance because it substantially measures the work performed by Willdan’s employees. In the course of providing services, Willdan routinely subcontracts various services. Generally, these subcontractor services and other direct costs are passed through to Willdan’s clients and, in accordance with GAAP and industry practice, are included in Willdan’s revenue when it is Willdan’s contractual responsibility to procure or manage such subcontracted activities. Because subcontractor services and other direct costs can vary significantly from project to project and period to period, changes in revenue may not necessarily be indicative of Willdan’s business trends. Accordingly, Willdan segregates subcontractor services and other direct costs from revenue to promote a better understanding of Willdan’s business by evaluating revenue exclusive of subcontract services and other direct costs associated with external service providers. A reconciliation of Willdan’s contract revenue as reported in accordance with GAAP to Net Revenue is provided at the end of this press release. A reconciliation of targeted contract revenue for fiscal year 2025 as reported in accordance with GAAP to targeted Net Revenues for fiscal year 2025, which is a forward-looking non-GAAP financial measure, is not provided because Willdan is unable to provide such reconciliation without unreasonable effort. The inability to provide a reconciliation is due to the uncertainty and inherent difficulty of predicting the subcontractor services and other director costs that are subtracted from contract revenues in order to derive Net Revenues. While subcontractor costs have increased recently, subcontractor costs can vary significantly from period to period. Subcontractor costs and other direct costs were 44.7% and 46.3% of contract revenue for the six months ended July 4, 2025 and July 28, 2024, respectively, and 47.6% of contract revenue for the fiscal year 2024.

“Adjusted EBITDA,” defined as net income plus interest expense, income tax expense, stock-based compensation, interest accretion, depreciation and amortization, transaction costs, and gain on sale of equipment, is a non-GAAP financial measure. Adjusted EBITDA is a supplemental measure used by Willdan’s management to measure Willdan’s operating performance. Willdan believes Adjusted EBITDA is useful because it allows Willdan’s management to evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to its financing methods, capital structure and non-operating expenses. Willdan uses Adjusted EBITDA to evaluate its performance for, among other things, budgeting, forecasting and incentive compensation purposes.

Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s costs of capital and stock-based compensation, as well as the historical costs of depreciable assets. A reconciliation of net income as reported in accordance with GAAP to Adjusted EBITDA is provided at the end of this press release. A reconciliation of targeted net income for fiscal year 2025 as reported in accordance with GAAP to Adjusted EBITDA for fiscal year 2025, which is a forward-looking non-GAAP financial measure, is not provided because Willdan is unable to provide such reconciliation without unreasonable effort. The inability to provide a reconciliation is due to the uncertainty and inherent difficulty of predicting the interest expense, income tax expense, stock-based compensation, interest accretion, depreciation and amortization, and gain on sale of equipment that are subtracted from net income in order to derive Adjusted EBITDA.

“Adjusted Net Income,” defined as net income plus stock-based compensation, intangible amortization, interest accretion, and transaction costs, each net of tax, is a non-GAAP financial measure.

“Adjusted Diluted EPS,” defined as net income plus stock-based compensation, intangible amortization, interest accretion, and transaction costs, each net of tax, all divided by the diluted weighted-average shares outstanding, is a non-GAAP financial measure. Adjusted Net Income and Adjusted Diluted EPS are supplemental measures used by Willdan’s management to measure its operating performance. Willdan believes Adjusted Net Income and Adjusted Diluted EPS are useful because they allow Willdan’s management to more closely evaluate and explain the operating results of Willdan’s business by removing certain non-operating expenses.

Reconciliations of net income as reported in accordance with GAAP to Adjusted Net Income and diluted EPS as reported in accordance with GAAP to Adjusted Diluted EPS are provided at the end of this press release. Reconciliations of targeted net income as reported in accordance with GAAP to targeted Adjusted Net Income for fiscal year 2025, which is a forward-looking non-GAAP financial measure, and targeted diluted EPS as reported in accordance with GAAP to targeted Adjusted Diluted EPS for fiscal year 2025, which is a forward-looking non-GAAP financial measure, are not provided because Willdan is unable to provide such reconciliations without unreasonable effort. The inability to provide such reconciliations is due to the uncertainty and inherent difficulty of predicting the stock-based compensation, intangible amortization, and interest accretion, each net of tax, that are subtracted from net income and diluted EPS in order to derive Adjusted Net Income and Adjusted Diluted EPS, respectively.

Willdan’s definitions of Net Revenue, Adjusted EBITDA, Adjusted Net Income and Adjusted Diluted EPS have limitations as analytical tools and may differ from other companies reporting similarly named measures or from similarly named measures Willdan has reported in prior periods. These measures should be considered in addition to, and not as a substitute for, or superior to, other measures of financial performance prepared in accordance with GAAP, such as contract revenue, net income and diluted EPS.

Forward Looking Statements

Statements in this press release that are not purely historical, including statements regarding Willdan’s intentions, hopes, beliefs, expectations, representations, projections, estimates, assumptions, aims, plans or predictions of the future are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including statements regarding broad-based growth, data centers and electrification increasing demand for electricity and fueling investment in reliable power and resilient grid infrastructure, and financial targets for fiscal year 2025. All statements other than statements of historical fact included in this press release are forward-looking statements. It is important to note that Willdan’s actual results could differ materially from those in any such forward-looking statements. Important factors that could cause actual results to differ materially from its expectations include, but are not limited to, Willdan’s ability to adequately complete projects in a timely manner, Willdan’s ability to compete successfully in the highly competitive energy services market, Willdan’s reliance on work from its top ten clients; changes in state, local and regional economies and government budgets; Willdan’s ability to win new contracts, to renew existing contracts and to compete effectively for contracts awarded through bidding processes; Willdan’s ability to make principal and interest payments on its outstanding debt as they come due and to comply with financial covenants contained in its debt agreements; Willdan’s ability to manage supply chain constraints, labor shortages, elevated interest rates, and elevated inflation; Willdan’s ability to obtain financing and to refinance its outstanding debt as it matures; Willdan’s ability to successfully integrate its acquisitions and execute on its growth strategy; and Willdan’s ability to attract and retain managerial, technical, and administrative talent.

All written and oral forward-looking statements attributable to Willdan, or persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements and risk factors disclosed from time to time in Willdan’s reports filed with the Securities and Exchange Commission, including, but not limited to, the Annual Report on Form 10-K filed for the year ended December 27, 2024, as such disclosures may be amended, supplemented or superseded from time to time by other reports Willdan files with the Securities and Exchange Commission, including subsequent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. Willdan cautions investors not to place undue reliance on the forward-looking statements contained in this press release. Willdan disclaims any obligation to, and does not undertake to, update or revise any forward-looking statements in this press release unless required by law.

WILLDAN GROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except par value)

(Unaudited)

	July 4,	December 27,
	2025	2024
Assets
Current assets:
Cash and cash equivalents	$32,348	$74,158
Restricted cash	—	—
Accounts receivable, net of allowance for doubtful accounts of $456 and $1,313 at July 4, 2025 and December 27, 2024, respectively	55,416	65,557
Contract assets	107,055	88,528
Other receivables	4,648	2,302
Prepaid expenses and other current assets	6,355	4,979
Total current assets	205,822	235,524
Equipment and leasehold improvements, net	30,901	29,534
Goodwill	182,376	140,991
Right-of-use assets	11,044	14,035
Other intangible assets, net	34,119	29,414
Other assets	2,911	2,019
Deferred income taxes, net	17,678	13,346
Total assets	$484,851	$464,863
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$42,455	$33,766
Accrued liabilities	59,651	62,776
Contingent consideration payable	8,500	2,500
Contract liabilities	23,418	21,556
Notes payable	2,500	10,137
Finance lease obligations	1,259	1,138
Lease liability	5,723	5,804
Total current liabilities	143,506	137,677
Contingent consideration payable	9,007	1,713
Notes payable, less current portion	57,179	79,350
Finance lease obligations, less current portion	1,376	1,379
Lease liability, less current portion	7,474	9,939
Other noncurrent liabilities	374	462
Total liabilities	218,916	230,520

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value, 10,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par value, 40,000 shares authorized; 14,611 and 14,169 shares issued and outstanding at July 4, 2025 and December 27, 2024, respectively	146	142
Additional paid-in capital	208,830	197,368
Accumulated other comprehensive income (loss)	(311)	(314)
Retained earnings	57,270	37,147
Total stockholders’ equity	265,935	234,343
Total liabilities and stockholders’ equity	$484,851	$464,863

WILLDAN GROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Six Months Ended
	July 4,	June 28,	July 4,	June 28,
	2025	2024	2025	2024
Contract revenue	$173,473	$140,996	$325,859	$263,485

Direct costs of contract revenue (inclusive of directly related depreciation and amortization):
Salaries and wages	26,643	23,647	54,320	45,159
Subcontractor services and other direct costs	78,505	68,545	145,553	122,104
Total direct costs of contract revenue	105,148	92,192	199,873	167,263

Gross profit	68,325	48,804	125,986	96,222

General and administrative expenses:
Salaries and wages, payroll taxes and employee benefits	32,576	26,064	63,684	52,573
Facilities and facility related	2,369	2,405	4,993	4,850
Stock-based compensation	3,182	1,945	5,608	3,335
Depreciation and amortization	5,504	3,629	9,944	7,221
Other	12,878	8,313	22,905	16,434
Total general and administrative expenses	56,509	42,356	107,134	84,413

Income (Loss) from operations	11,816	6,448	18,852	11,809

Other income (expense):
Interest expense, net	(2,186)	(1,960)	(3,988)	(4,097)
Other, net	551	826	510	1,530
Total other expense, net	(1,635)	(1,134)	(3,478)	(2,567)

Income (Loss) before income taxes	10,181	5,314	15,374	9,242
Income tax (benefit) expense	(5,255)	720	(4,749)	1,706
Net income (loss)	15,436	4,594	20,123	7,536

Other comprehensive income (loss):
Unrealized gain (loss) on derivative contracts, net of tax	188	101	3	535
Comprehensive income (loss)	$15,624	$4,695	$20,126	$8,071

Earnings (Loss) per share:
Basic	$1.07	$0.33	$1.41	$0.55
Diluted	$1.03	$0.33	$1.36	$0.54

Weighted-average shares outstanding:
Basic	14,444	13,725	14,298	13,665
Diluted	14,917	14,074	14,778	14,001

WILLDAN GROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(Unaudited)

	Six Months Ended
	July 4,	June 28,
	2025	2024
Cash flows from operating activities:
Net income (loss)	$20,123	$7,536
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	9,944	7,221
Other non-cash items	657	185
Deferred income taxes, net	(4,332)	1,089
(Gain) loss on sale/disposal of equipment	(23)	(17)
Provision for doubtful accounts	279	144
Stock-based compensation	5,608	3,335
Accretion and fair value adjustments of contingent consideration	1,254	—
Changes in operating assets and liabilities, net of effects from business acquisitions:
Accounts receivable	16,898	7,548
Contract assets	(18,062)	6,013
Other receivables	(2,346)	951
Prepaid expenses and other current assets	(1,376)	(2,220)
Other assets	(888)	1,971
Accounts payable	4,569	(1,276)
Accrued liabilities	(1,662)	(8,874)
Contract liabilities	(2,364)	4,281
Right-of-use assets	445	(49)
Net cash (used in) provided by operating activities	28,724	27,838
Cash flows from investing activities:
Purchase of equipment, software, and leasehold improvements	(4,517)	(4,125)
Proceeds from sale of equipment	28	23
Cash paid for acquisitions, net of cash acquired	(35,140)	—
Net cash (used in) provided by investing activities	(39,629)	(4,102)
Cash flows from financing activities:
Payments on notes payable	(137)	(172)
Payments on debt issuance costs	(332)	—
Payments made to retire prior credit agreement	(90,000)	—
Borrowing to fund new credit agreement	88,414	—
Principal payments on outstanding debt	(28,414)	(3,750)
Principal payments on finance leases	(737)	(698)
Proceeds from stock option exercise	1,909	1,137
Proceeds from sales of common stock under employee stock purchase plan	1,485	1,402
Cash used to pay taxes on stock grants	(3,093)	(785)
Net cash (used in) provided by financing activities	(30,905)	(2,866)
Net increase (decrease) in cash, cash equivalents and restricted cash	(41,810)	20,870
Cash, cash equivalents and restricted cash at beginning of period	74,158	23,397
Cash, cash equivalents and restricted cash at end of period	$32,348	$44,267
Supplemental disclosures of cash flow information:
Cash paid (received) during the period for:
Interest	$3,915	$3,983
Income taxes	2,471	551
Supplemental disclosures of noncash investing and financing activities:
Issuance of common stock related to business acquisitions	$5,557	$—
Contingent consideration related to business acquisitions	12,040	—
Equipment acquired under finance leases	855	556

Willdan Group, Inc. and Subsidiaries

Reconciliation of GAAP Revenue to Net Revenue

(in thousands)

(Non-GAAP Measure)

	Three Months Ended		Six Months Ended
	July 4,	June 28,	July 4,	June 28,
	2025	2024	2025	2024
Consolidated
Contract revenue	$173,473	$140,996	$325,859	$263,485
Subcontractor services and other direct costs	78,505	68,545	145,553	122,104
Net Revenue	$94,968	$72,451	$180,306	$141,381

Energy segment
Contract revenue	$146,749	$117,852	$272,997	$218,598
Subcontractor services and other direct costs	76,794	67,556	142,874	120,210
Net Revenue	$69,955	$50,296	$130,123	$98,388

Engineering and Consulting segment
Contract revenue	$26,724	$23,144	$52,862	$44,887
Subcontractor services and other direct costs	1,711	989	2,679	1,894
Net Revenue	$25,013	$22,155	$50,183	$42,993

Willdan Group, Inc. and Subsidiaries

Reconciliation of GAAP Net Income to Adjusted EBITDA

(in thousands)

(Non-GAAP Measure)

	Three Months Ended		Six Months Ended
	July 4,	June 28,	July 4,	June 28,
	2025	2024	2025	2024
Net income (loss)	$15,436	$4,594	$20,123	$7,536
Interest expense	2,186	1,960	3,988	4,097
Income tax expense (benefit)	(5,255)	720	(4,749)	1,706
Stock-based compensation	3,182	1,945	5,608	3,335
Interest accretion (1)	875	—	1,254	—
Depreciation and amortization	5,504	3,629	9,944	7,221
Transaction costs (2)	—	—	219	—
(Gain) Loss on sale of equipment	(6)	(4)	(23)	(17)
Adjusted EBITDA	$21,922	$12,844	$36,364	$23,878

(1)	Interest accretion represents the imputed interest and fair value adjustments to estimated contingent consideration.
(2)	Transaction costs represents acquisition and acquisition related costs.

Willdan Group, Inc. and Subsidiaries

Reconciliation of GAAP Net Income to Adjusted Net Income and Adjusted Diluted EPS

(in thousands, except per share amounts)

(Non-GAAP Measure)

	Three Months Ended		Six Months Ended
	July 4,	June 28,	July 4,	June 28,
	2025	2024	2025	2024
Net income (loss)	$15,436	$4,594	$20,123	$7,536
Adjustment for stock-based compensation	3,182	1,945	5,608	3,335
Tax effect of stock-based compensation	(528)	(344)	(930)	(590)
Adjustment for intangible amortization	3,419	1,805	5,899	3,676
Tax effect of intangible amortization	(568)	(319)	(979)	(650)
Adjustment for interest accretion (1)	875	—	1,254	—
Tax effect of interest accretion (1)	(145)	—	(208)	—
Adjustment for refinancing costs	789	—	789	—
Tax effect of refinancing costs	(131)	—	(131)	—
Adjustment for transaction costs (2)	—	—	219	—
Tax effect of transaction costs (2)	—	—	(36)	—
Adjusted Net Income (Loss)	$22,329	$7,681	$31,608	$13,307

Diluted weighted-average shares outstanding	14,917	14,074	14,778	14,001

Diluted earnings (loss) per share	$1.03	$0.33	$1.36	$0.54
Impact of adjustment:
Stock-based compensation per share	0.21	0.14	0.38	0.24
Tax effect of stock-based compensation per share	(0.03)	(0.03)	(0.06)	(0.04)
Intangible amortization per share	0.23	0.13	0.40	0.26
Tax effect of intangible amortization per share	(0.03)	(0.02)	(0.06)	(0.05)
Interest accretion per share (1)	0.06	—	0.08	—
Tax effect of interest accretion per share (1)	(0.01)	—	(0.01)	—
Refinancing costs per share	0.05	—	0.05	—
Tax effect of refinancing cost per share	(0.01)	—	(0.01)	—
Transaction costs per share (2)	—	—	0.01	—
Tax effect of transaction costs per share (2)	—	—	(0.00)	—
Adjusted Diluted EPS	$1.50	$0.55	$2.14	$0.95

(1)	Interest accretion represents the imputed interest and fair value adjustments to estimated contingent consideration.
(2)	Transaction costs represents acquisition and acquisition related costs.

Contact:

Willdan Group, Inc.

Al Kaschalk

Vice President

Tel: 310-922-5643

akaschalk@willdan.com